EXHIBIT 99.1

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 28th day of May, 2008.




                                       QUAKER CAPITAL MANAGEMENT CORPORATION

                                       /s/ Mark G. Schoeppner
                                       -----------------------------------------
                                       Name: Mark G. Schoeppner, President


                                       QUAKER CAPITAL PARTNERS I, L.P.

                                       By: Quaker Premier, L.P., its general
                                           partner

                                           By: Quaker Capital Management
                                               Corporation, its general partner


                                           By: /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President

                                       QUAKER PREMIER, L.P.

                                       By: Quaker Capital Management
                                           Corporation, its general partner


                                           By:  /s/ Mark G. Schoeppner
                                                --------------------------------
                                                Mark G. Schoeppner
                                                President

                                       QUAKER CAPITAL PARTNERS II, L.P.

                                       By:  Quaker Premier II, L.P., its general
                                            partner

                                            By: Quaker Capital Management
                                                Corporation, its general partner


                                            By: /s/ Mark G. Schoeppner
                                                --------------------------------
                                                Mark G. Schoeppner
                                                President

                                       QUAKER PREMIER II, L.P.

                                       By:  Quaker Capital Management
                                            Corporation, its general partner


                                            By: /s/ Mark G. Schoeppner
                                                --------------------------------
                                                Mark G. Schoeppner
                                                President


                                       /s/ Mark G. Schoeppner
                                       -----------------------------------------
                                       Mark G. Schoeppner